U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 30, 2005
                        (Date of earliest event reported)

                           ALBANY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

                           Delaware 0-16214 14-0462060

(State or other jurisdiction          (Commission          (IRS employer
 of incorporation)                    file number)       identification no.)

                      1373 Broadway, Albany, New York 12204
                                 (518) 445-2200
 (Address and telephone number of the registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

Effective November 30, 2005, the Compensation Committee of the Board of Directors of Albany International Corp. (the "Company") amended the Company's Restricted Stock Unit Plan (the "RSU Plan"). The purpose of the amendment was to cancel any previously made valid deferral elections in accordance with the Notice 2005-1 recently issued by the U.S. Department of Treasury. A copy of this amendment is furnished as Exhibit 99.1 to this report.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALBANY INTERNATIONAL CORP.

                                     By: /s/ Frank R. Schmeler
                                         ---------------------------------------
                                     Name:  Frank R. Schmeler
                                     Title: Chairman and Chief Executive Officer

Date: December 6, 2005


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Amendment No. 1 to the Albany International Corp. 2003 Restricted Stock Unit Plan.